RED HAT ISV PARTNER AGREEMENT

This is a software development and marketing agreement. Red Hat, Inc., a Delaware corporation ("Red Hat"), and VirtualSellers.com, a Illinois corporation ("ISV"), enter into this agreement as of the last date following the signatures below.

1.  DEFINITIONS
    -----------

A. "Product" means the "Official Red Hat Linux" product, version 6.1 and greater, of Red Hat as released by Red Hat.

B. "LACD" means the Linux Applications CD, which is a collection of software applications of third parties that is included with the Product, as determined by Red Hat in its discretion from time to time.

C. "Confidential Information" means any information identified as being Confidential Information by either party, either orally or in writing, at the time it is disclosed, or designated as confidential in writing (either electronically or by other means) within 30 days following such disclosure. Confidential Information shall not include any information that the receiving party can demonstrate (a) was generally in the public domain prior to the disclosure, (b) becomes generally known or part of the public domain through no action or disclosure by the receiving party, (c) can be shown to have been in the rightful possession of the receiving party without confidentiality restriction prior to having been identified as Confidential Information by the disclosing party, or (d) is independently developed by receiving party without reference to Confidential Information.

2.  FEES  AND  PAYMENTS
    -------------------

In consideration for the benefits to be provided by Red Hat to ISV pursuant to this Agreement, ISV shall pay to Red Hat an annual participation fee of $2,495.00. This payment shall be non-refundable. Payment shall be in U.S. funds, shall be due at the time of execution of this Agreement, and shall be deemed to be made upon receipt of funds by Red Hat. Red Hat shall incur no obligation pursuant to this Agreement unless and until Red Hat receives payment from ISV as set forth in this section.

3.  PRESS  AND  PUBLICITY
    ---------------------

A. Neither party shall issue a press release related to this Agreement without first obtaining the approval of it from the other party.

B. Red Hat shall develop and maintain on its web site an index of software application products available for Red Hat Linux and shall list the applicable products of ISV on such list. The information to be provided on the index shall be supplied by ISV on the attached Exhibit B and shall be submitted to Red Hat at the time of execution of this Agreement. Red Hat shall maintain a link from its site to ISV's site and to other sites agreed to by both parties.

C. ISV grants to Red Hat, and Red Hat accepts, the right and license to use and display the trade name, corporate logo, and other trademarks of ISV related to the software applications of ISV listed on the attached Exhibit B, for display on Red Hat's web site, for the purposes described in section 3.B of this Agreement. All use of the name, corporate logo, and other trademarks of ISV by Red Hat under this Agreement shall inure solely to the benefit of ISV.

4.  PRODUCT  BUNDLING
    -----------------

ISV shall have the option, but not the obligation, to apply for participation in the LACD. The terms and conditions for the LACD are set forth in Exhibit A of this Agreement, "Red Hat LCD Agreement." The submission to Red Hat of Exhibit A signed by ISV shall be deemed to be an acceptance of the terms and conditions of Exhibit A and shall be deemed to be ISV's application for participation in the LACD program. Red Hat reserves the right to determine in its sole discretion whether ISV is selected for participation in the LACD.

5.  TRAINING  AND  SUPPORT
    ----------------------

A. Red Hat shall present to ISV during the term of this Agreement opportunities for support and training services to be provided by Red Hat related to the development of software applications for Red Hat Linux. Such support and training, as well as the content, terms and conditions of such training, shall occur at a time and place to be determined by Red Hat in its discretion from time to time.

B. Red Hat shall provide to ISV a "Developer Resource Kit" within 60 days of the effective date of this Agreement. The Developer Resource Kit shall be a collection of software, documentation, and other materials designed to assist ISV in the development of software applications that run on Red Hat Linux. The content of the Developer Resource Kit shall be determined by Red Hat and may be modified by Red Hat in its discretion from time to time.

C. Red Hat shall provide to ISV beta releases of new versions of Red Hat Linux during the term of this Agreement. Beta releases shall be provided pursuant to a schedule and by a means determined by Red Hat in its discretion.

6.  PROPRIETARY  RIGHTS
    -------------------

Each party acknowledges and agrees that the other party may own certain intellectual property rights, including, without limitation, patent, copyright, trade secret and trademark rights. Other than as set forth in this Agreement, each party retains all right, title and interest to its intellectual property. This Agreement grants no implied license or other rights with respect to any intellectual property interest of either party.

7.  TERMS  AND  TERMINATION
    -----------------------

A. This Agreement shall be effective on the last date following the signatures below and the initial term shall be one year. Any renewal of this Agreement must be in writing and must be signed by both parties in order to be effective.

B. Either party may terminate this Agreement for any reason by providing 30 days written notice to the other party. Either party may terminate this Agreement immediately in the event that the other party becomes insolvent, makes a general assignment for the benefit of creditors, or avails itself of or becomes subject to any proceeding in bankruptcy or other proceeding relating to insolvency or protection of creditors.

8.  LIMITATION  OF  LIABILITY
    -------------------------

Red Hat's aggregate liability for damages claimed under this Agreement and arising out of Red Hat's performance of services hereunder shall be limited to the total fees paid by ISV to Red Hat pursuant to Section 2 of this Agreement. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR ANY DAMAGES OR LIABILITY ARISING OUT OF THE LACD AGREEMENT, WHICH ARE GOVERNED BY THE PROVISIONS CONTAINED IN THE LACD AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, PUNITIVE DAMAGES, OR ANY DAMAGES RESULTING FROM LOSS OF DATA, USE OR PROFITS, OR LOSS OF CONTRACTS OR BUSINESS OPPORTUNITY, ARISING OUT OF THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE PRODUCT OR ARISING
OUT OF EITHER PARTY'S PERFORMANCE OR NON-PERFORMANCE HEREUNDER, WHETHER OR NOT REASONABLY FORESEEABLE AND EVEN IF THE PARTY AGAINST WHOM A CLAIM FOR DAMAGES IS MADE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, ARISING UNDER STATUTE OR OTHERWISE.

9.  DISCLAIMER  OF  WARRANTY
    ------------------------

To the maximum extent allowable by applicable law, THE GOODS AND SERVICES PROVIDED BY RED HAT PURSUANT TO THIS AGREEMENT ARE PROVIDED "AS IS" AND RED HAT MAKES NO WARRANTY TO ANY PERSON OR ENTITY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY CONDITIONS OF QUALITY AND ANY IMPLIED WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.  CONFIDENTIALITY
     ---------------

A. Red Hat and ISV agree that, during the term of this Agreement, each party may disclose to the other certain Confidential Information. In the event of such disclosure, each party agrees that it will not use the other party's Confidential Information except as necessary to achieve the purposes of this Agreement, and will not disclose such Confidential Information to any third party. The receiving party may disclose Confidential Information to its employees, agents and contractors with a bona fide need to know such Confidential Information , but only to the extent necessary to discharge their duties under this Agreement, and only if such employees, contractors, agents, as the case may be, are advised of the confidential nature of such Confidential Information agreement to protect the confidentiality of such Confidential Information.

B. ISV agrees that all of its employees, contractors, and other agents shall enter into or have entered into a separate written confidentiality agreement with ISV that ensures they will comply with the confidentiality provisions of this Agreement.

C. The receiving party agrees not to reproduce or copy by any means Confidential Information, except as reasonably required to accomplish the purposes of this Agreement. Upon demand by the disclosing party at any time, or upon termination or expiration of this Agreement, the receiving party shall return promptly to the disclosing party or destroy, at the disclosing party's option, all tangible materials that disclose or embody Confidential Information; provided, however, that the receiving party may retain one copy of the disclosing party's Confidential Information for archival purposes only.

D. The obligations of this section shall survive for three years after the termination of this Agreement.

11.  FORCE  MAJEURE
     --------------

Neither party shall be liable for its failure to perform any of its obligations hereunder, including, but not limited to, delivery obligations, during any period in which such failure of performance is caused by an act of God; act of any federal, state, or local governmental authority; fire or flood; strike or labor unrest; degradation of telecommunications service; degradation of computer services not under the direct control of such party; or unusually severe weather conditions. Delays in delivery due to events beyond either party's reasonable control shall automatically extend the delivery date for a period equal to the duration of such events.

12.  MISCELLANEOUS
     -------------

A. This Agreement is not an exclusive arrangement, and each party remains free to enter into similar agreements with other parties.

B. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of North Carolina, U.S.A., regardless of its choice of law provisions. The parties each agree that they are subject to the personal jurisdiction of the state and federal courts within the State of North Carolina, and each waives the right to challenge the personal jurisdiction of those courts over it. The United Nations Convention on Contracts for the International Sales of Goods shall not apply to this Agreement.

C. Any notice under this Agreement shall be in English, in writing, and shall be deemed to be given upon receipt. Notices to Red Hat shall be delivered to Counsel, Red Hat, Inc., 2600 Meridian Parkway, Durham, NC 27713 USA. Notices to ISV shall be delivered to 3075 Tollview, Rolling Meadows, Il 60008.

D. This Agreement, including all Schedules, constitutes the entire understanding of the parties. This Agreement supersedes and terminates all prior representations, warranties and agreements, written or oral, regarding the subject matter of this Agreement. Any modification to this Agreement must be in a writing signed by both parties.

E. All covenants and obligations of sections 6, 8, 9, 10 and 12 of this Agreement shall survive the termination of this Agreement.

F. If one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, such holding will not impair the validity, legality, or enforceability of the remaining provisions.

G. Headings in this Agreement are used for convenience of reference only and do not affect the interpretation of the provisions.

H. Failure or delay on the part of any party to exercise any right, remedy, power or privilege hereunder will not operate as a waiver. Any waiver must be in writing and signed by the party granting such waiver in order to be effective.

I. No provision of this Agreement is to be interpreted for or against either party on the grounds that one party or the other, or their legal counsel, drafted such provision.

J. In the event that Red Hat is merged with or consolidated into any other entity, or in the event that substantially all of the assets of Red Hat are sold or otherwise transferred to any other entity, the provisions of this Agreement will be binding upon, and inure to the benefit of, such other entity.

K. Nothing in this Agreement shall be construed to make the parties partners, joint venturers, representatives, or agents of each other, nor shall either party so hold itself out.

To show their assent, the duly authorized representatives of the parties hereto have signed this Agreement.

RED  HAT,  INC.  ("Red  Hat")

/s/     Craig  Delger
---     -------------
Signature

Craig  Delger
-------------
Name

Business  Dev  Mgr
------------------
Title

2/11/00
-------
Date


VIRTUALSELLERS.COM  ("ISV")

/s/     Kevin  A.  Wielgus
---     ------------------
Signature

Kevin  A.  Wielgus
------------------
Name

VP  of  Operations
------------------
Title

2/10/00
-------
Date